================================================================================


A Presentation to the Special Committee of the Board of Directors of Lehman / SDI, Inc.

Project Sprinter


December 10, 1996


Confidential

================================================================================
                                                               SMITH BARNEY INC.

                                                                Project Sprinter
--------------------------------------------------------------------------------
                                  Confidential

            MATERIAL FOR SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                               LEHMAN / SDI, INC.

The following pages contain material that was provided to the Special
Committee of the Board of Directors (the "Special Committee") of Lehman/SDI
Inc. (the "Company") by Smith Barney Inc. ("Smith Barney") in the context of meetings of the Special Committee held to evaluate the potential conversion of SunSource, L.P. (the "Partnership") from a publicly traded partnership to a publicly traded corporation. The Company is the general partner of SDI
Partners I, L.P., a limited partnership that acts as the general partner of SDI Operating Partners, L.P., which is the operating partnership of SunSource, L.P. The accompanying material was compiled or prepared on a confidential basis solely for use by the Special Committee and not with a view toward public disclosure under state and federal securities laws. The information contained in this material was obtained from the Partnership and other sources. Any estimates and projections for the Partnership contained herein have been prepared by management or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Special Committee, the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and to the extent the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and to the extent the material may be used by readers not as familiar with the business and affairs of the Partnership as the Special Committee, neither the Partnership nor Smith Barney nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Board of Directors. Neither the Partnership nor Smith Barney expects to update or otherwise revise the accompanying materials.

                                                                Project Sprinter
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                                                                             Tab
--------------------------------------------------------------------------------
       TRANSACTION SUMMARY....................................................1
       SUMMARY FINANCIALS.....................................................2
       VALUATION SUMMARY......................................................3
       VALUATION MATRIX.......................................................4
       ANALYSIS OF CLASS A INTERESTS..........................................5
       ANALYSIS OF CLASS B INTERESTS..........................................6
       ANALYSIS OF THE GENERAL PARTNER INTEREST AND THE MANAGEMENT FEE........7

APPENDIX
--------------------------------------------------------------------------------

       TERM SHEET.............................................................A
       FINANCIAL COMPARISON OF SELECTED INDUSTRIAL DISTRIBUTING COMPANIES.....B

                                                                Project Sprinter
--------------------------------------------------------------------------------
Transaction Summary

                   -----------------------------------------------------------------------------------------------
                    Existing Security/Interest                        New Security/Interest
                   -----------------------------------------------------------------------------------------------
Exchange Offers:   11.100 million Class A Units       Each Class A Unit shall be exchanged for 0.38 shares of
                                                      Trust Preferred Securities (the "Preferred Securities") and
                                                      $1.30 in cash
                   -----------------------------------------------------------------------------------------------
                   21.676 million Class B Units       Each Class B Unit shall be exchanged for one share of
                                                      Common Stock
                   -----------------------------------------------------------------------------------------------
                   GP rights to 1.99% economic        GP shall receive 4.000 million shares of Common Stock
                   interest and Management Fee        for the GP Interest (0.3 million shares to be held back for
                   (collectively, the "GP Interest")  a period of 2 years subject to dividend payments on the trust preferred securities)
                   -----------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

Common Stock:         =  To be listed on the NYSE

                      =  Entitled to one vote per share, with Lehman, its affiliates and management agreeing to vote their Excess Voting Shares in the same proportion as shares of common stock owned by
                         unaffiliated persons

                      =  Lehman, its affiliates and management will agree not to sell any shares of common stock in a single transaction to a third party which to their knowledge would own after such sale in excess of 10% of the outstanding common stock (15% if such third party is eligible to report the acquisition of such
                         shares on Schedule 13G)

Preferred Securities: =  Structured as retail trust preferred stock

                      =  To be listed on the NYSE

                      =  11.6% dividend rate payable monthly

                      =  30 year maturity

                      =  Redeemable after five years at par plus accrued and unpaid distributions

                      =  Redeemable at 101% of par plus accrued and unpaid distributions upon certain Special Events relating to changes in tax treatment

                                    Page 1-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Transaction Summary

Corporate Governance: =  9 members of the Board of Directors with Lehman electing 2 directors if they hold 20% or more of the Common
                         Stock (1 director if they hold between 10% and 20%), 3 directors from management and 4 independent directors

                      =  Approval of a majority of disinterested directors required for significant corporate actions for three years following the Conversion

                      =  Shareholder rights plan to be implemented

Ownership Structure(1):

                                    Pre-Conversion                                          Post-Conversion
              ------------------------------------------------------------------    ------------------------------
               Class A Units                     Class B Units                       Common Stock
   Holder     (in millions)       Percent        (in millions)        Percent        (in millions)        Percent
              ---------------    ---------       --------------      ----------     --------------       ---------
Public            11.01             99.2%            11.634            53.7%            11.636             45.3%
Lehman             0.00              0.0%             5.897            27.2%             8.097             31.5%
Management         0.09              0.8%             4.145            19.1%             5.943             23.2%
              ---------------    ---------       --------------      ----------     --------------       ---------
 Total            11.10            100.0%            21.676           100.0%            25.676            100.0%


--------------------
(1)Note that this does not reflect the 1.99% economic interest of the General Partner and assumes that the 300,000 shares to be held back are distributed to the G.P.

                                    Page 1-2

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                               Historical                            Projected
                                            ----------------------------------------------          -----------
                                               1993                1994              1995               1996               Adjust.
                                            ----------          ---------         --------          -----------          ---------
INCOME STATEMENT

   Sales(1)                                  $493,437            $558,754          $599,865           $648,199
   Cost of sales                              292,878             331,609           355,004            386,430
                                            ---------            ---------        ---------          ---------           ---------
     Gross profit                             200,559             227,145           244,861            261,769
   Operating expenses                         159,772             177,765           194,917            206,679
   Corporate SG&A                               9,067              11,487            10,263             11,813
     Management Risk Adjustment(3)                  0                   0                 0                342(4)
   Other operating income (expense)               (72)                 46              (367)              (117)
                                            ---------            ---------        ---------          ---------           ---------
     EBITDA                                    31,648              37,939            39,314             42,818
   Depreciation                                 3,556               3,249             3,358              3,244
   Amortization                                 2,496               2,143             1,961              2,396
   Management EBIT Adjustment(3)                    0                   0                 0                 76
                                            ---------            ---------        ---------          ---------           ---------
     EBIT                                      25,596              32,547            33,995             37,102
   Interest income                                 85                  66               412                177
   Interest expense                             9,876               9,956             7,332              6,314                 95
   Management fee                               3,330               3,330             3,330              3,330             (3,330)
   MIPS dividends                                   0                   0                 0                  0             12,232
   Other income (expense)                         450              (1,496)            1,071               (498)
                                            ---------            ---------        ---------          ---------           ---------
     EBT                                       12,925              17,831            24,816             27,137             (8,997)
   Income taxes                                   869                 100               537              1,065              6,942
                                            ---------            ---------        ---------          ---------           ---------
     Net income                                12,056              17,731            24,279             26,072            (15,938)
   Minority interest in OLP                       187                 298               446                263               (263)
                                            ---------            ---------        ---------          ---------           ---------

     Net income available to common            11,869              17,433            23,833             25,809            (15,675)
   Extraordinary items                          6,637              12,111            20,285                  0              2,073(2)
                                            ---------            ---------        ---------          ---------           ---------
     Adjusted net income                      $18,506             $29,544           $44,118            $25,809           ($13,602)
                                            =========            =========        =========          =========           =========


                                                                   Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
INCOME STATEMENT

   Sales(1)                                  $648,199            $705,757          $766,494           $832,159
   Cost of sales                              386,430             420,872           457,018            496,630
                                            ---------            ---------        ---------          ---------
     Gross profit                             261,769             284,885           309,476            335,529
   Operating expenses                         206,679             221,854           238,910            257,502
   Corporate SG&A                              11,813              13,709            14,085             14,474
     Management Risk Adjustment(3)                342(4)            2,513(4)          6,000              8,600
   Other operating income (expense)              (117)               (190)             (175)              (172)
                                            ---------            ---------        ---------          ---------
     EBITDA                                    42,818              46,619            50,306             54,781
   Depreciation                                 3,244               3,242             3,340              3,402
   Amortization                                 2,396               2,052             1,732              1,645
   Management EBIT Adjustment(3)                   76(4)              180(4)              0                  0
                                            ---------            ---------        ---------          ---------
     EBIT                                      37,102              41,145            45,234             49,734
   Interest income                                177                 177               177                177
   Interest expense                             6,409               6,409             5,906              5,272
   Management fee                                   0                   0                 0                  0
   MIPS dividends                              12,232              12,232            12,232             12,232
   Other income (expense)                        (498)               (645)             (677)              (711)
                                            ---------            ---------        ---------          ---------
     EBT                                       18,140              22,036            26,596             31,697
   Income taxes                                 8,006               9,453            11,277             13,320
                                            ---------            ---------        ---------          ---------
     Net income                                10,134              12,583            15,319             18,377
   Minority interest in OLP                         0                   0                 0                  0
                                            ---------            ---------        ---------          ---------
     Net income available to common            10,134              12,583            15,319             18,377
   Extraordinary items                          2,073                   0                 0                  0
                                            ---------            ---------        ---------          ---------
     Adjusted net income                      $12,207             $12,583           $15,319            $18,377
                                            =========            =========        =========          =========



                                                   Projected Pro Forma
                                            ------------------------------------
                                               2000                2001
                                            ---------           ---------
INCOME STATEMENT

   Sales(1)                                 $903,369             $981,413
   Cost of sales                             539,836              587,308
                                            ---------           ---------
     Gross profit                            363,533              394,105
   Operating expenses                        277,610              300,108
   Corporate SG&A                             14,875               15,290
     Management Risk Adjustment(3)            11,000               13,000
   Other operating income (expense)             (172)                (172)
                                            ---------           ---------
     EBITDA                                   59,876               65,535
   Depreciation                                3,480                3,557
   Amortization                                1,645                1,645
   Management EBIT Adjustment(3)                   0                    0
                                            ---------           ---------
     EBIT                                     54,751               60,333
   Interest income                               177                  177
   Interest expense                            4,514                3,579
   Management fee                                  0                    0
   MIPS dividends                             12,232               12,232
   Other income (expense)                       (747)                (784)
                                            ---------           ---------
     EBT                                      37,435               43,915
   Income taxes                               15,617               18,212
                                            ---------           ---------
     Net income                               21,818               25,703
   Minority interest in OLP                        0                    0
                                            ---------           ---------
     Net income available to common           21,818               25,703
   Extraordinary items                             0                    0
                                            ---------           ---------
     Adjusted net income                     $21,818              $25,703
                                            =========           =========

---------------------------------
Source: Company Consolidated July 1996 Projections
(1) Includes commission income.
(2) Extraordinary after tax loss from the early extinguishment of debt and deferred tax benefit.
(3) Consolidated 1996 and 1997 EBIT and EBITDA are adjusted per November 1996 Projections. Subsequent years are based on July 1996
    Projections, risk adjusted, and adjusted for revised corporate administrative costs and accrued deferred compensation expense.
(4) The 1996 and 1997 risk adjustment numbers reflect the management risk adjustment included in the November 1996 Projections and certain other differences between the November 1996 Projections and the July 1996 Projections. Sales and balance sheet adjustments were not changed from the July 1996 Projections.

                                    Page 2-1

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                               Historical                            Projected
                                            ----------------------------------------------          -----------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  1,327            $  4,903          $  5,900           $  5,900
   Accounts receivable                         80,006              77,521            75,824             79,167
   Inventories                                 95,617              92,653            96,022             97,498
   Other current assets                         5,294               6,703             4,742              4,551
                                            ---------            ---------        ---------          ---------            ------
    Total                                     182,244             181,780           182,488            187,116

   Net PP&E                                    29,629              27,514            20,181             20,291
   Net intangibles                             59,446              50,935            45,562             43,166
   Deferred income taxes                        1,410               2,144             2,844              2,844             7,500
   Other assets                                   764               3,813             3,516              6,516
                                            ---------            ---------        ---------          ---------            ------
   Total assets                              $273,493            $266,186          $254,591           $259,933            $7,500
                                            =========            =========        =========          =========            ======
Liabilities and Equity
   Accounts payable                          $ 50,333            $ 44,435          $ 42,437           $ 45,014
   Other current liabilities                   30,090              39,219            35,062             35,139           (11,149)(2)
                                            ---------            ---------        ---------          ---------            ------
    Total current liabilities                  80,423              83,654            77,499             80,153           (11,149)

   Total Debt(1)                              113,915              96,847            73,082             61,787            31,517
   Deferred compensation plan                   5,363               6,398             7,829              9,765
   Other liabilities                              910                  68             1,238              1,238

   MIPS                                             0                   0                 0                  0           105,446
   Common shareholders equity                       0                   0                 0                  0          ( 11,324)
   Partners equity                             72,882              79,219            94,943            106,990          (106,990)
                                            ---------            ---------        ---------          ---------            ------
    Total liabilities & equity               $273,493            $266,186          $254,591           $259,933            $7,500
                                            =========            =========        =========          =========            ======

                                                                     Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  5,900            $  5,900          $  5,900           $  5,900
   Accounts receivable                         79,167              86,128            92,967            100,592
   Inventories                                 97,498             104,346           111,036            119,186
   Other current assets                         4,551               4,716             4,921              5,086
                                            ---------            ---------        ---------          ---------
    Total                                     187,116             201,090           214,824            230,764

   Net PP&E                                    20,291              20,849            21,579             22,357
   Net intangibles                             43,166              41,114            39,382             37,737
   Deferred income taxes                       10,344              10,107             9,779              9,410
   Other assets                                 6,516               9,516            12,516             15,516
                                            ---------            ---------        ---------          ---------
   Total assets                              $267,433            $282,675          $298,080           $315,784
                                            =========            =========        =========          =========
Liabilities and Equity
   Accounts payable                          $ 45,014            $ 50,396          $ 54,578           $ 59,545
   Other current liabilities                   23,990              25,323            27,085             28,987
                                            ---------            ---------        ---------          ---------
    Total current liabilities                  69,004              75,719            81,663             88,532

   Total Debt(1)                               93,304              86,117            77,056             66,236
   Deferred compensation plan                   9,765              12,896            16,100             19,377
   Other liabilities                            1,238               1,238             1,238              1,238

   MIPS                                       105,446             105,446           105,446            105,446
   Common shareholders equity                 (11,324)              1,259            16,578             34,955
   Partners equity                                  0                   0                 0                  0
                                            ---------            ---------        ---------          ---------
    Total liabilities & equity               $267,433            $282,675          $298,080           $315,784
                                            =========            =========        =========          =========

                                                   Projected Pro Forma
                                            ------------------------------------
                                               2000                2001
                                            ---------           ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  5,900            $  5,900
   Accounts receivable                        108,739             117,809
   Inventories                                128,330             138,800
   Other current assets                         5,211               5,311
                                            ---------            ---------
    Total                                     248,180             267,820

   Net PP&E                                    23,207              24,030
   Net intangibles                             36,092              34,447
   Deferred income taxes                        9,057               8,724
   Other assets                                18,516              21,516
                                            ---------            ---------
   Total assets                              $335,051            $356,537
                                            =========            =========
Liabilities and Equity
   Accounts payable                          $ 64,955            $ 70,859
   Other current liabilities                   31,033              33,278
                                            ---------            ---------
    Total current liabilities                  95,988             104,137

   Total Debt(1)                               52,876              37,080
   Deferred compensation plan                  22,731              26,161
   Other liabilities                            1,238               1,238

   MIPS                                       105,446             105,446
   Common shareholders equity                  56,773              82,476
   Partners equity                                  0                   0
                                            ---------            ---------
    Total liabilities & equity               $335,051            $356,537
                                            =========            =========

-----------------------------------
(1) Includes current portion.
(2) Represents distribution and management fees payable (balance as of 1995 year end.)

                                    Page 2-2

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                               Historical                            Projected
                                            ----------------------------------------------          -----------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net Income                                 $18,506             $29,544           $44,118            $25,809             ($13,602)
  Provision for deferred compensation            721               3,187             2,340              1,936                    0
  Deferred taxes                                 208                (734)             (700)                 0                   47
  Depreciation                                 3,556               3,249             3,358              3,244                    0
  Amortization                                 2,496               2,143             1,961              2,396                    0
  Minority Interest                              187                 298               446                263                 (263)
  Extraordinary loss                               0                   0               629                  0               (2,073)
  Other                                          783              (5,770)          (20,410)                 0                    0
  Changes in working capital                  (2,886)            (14,213)          (14,690)            (1,974)                   0
                                            ---------           ---------         ---------          ---------            ---------
    Net cash from operations                  23,571              17,704            17,052             31,675              (15,891)
                                            ---------           ---------         ---------          ---------            ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (3,734)             (4,263)           (4,299)            (3,354)
  Other                                          439              27,513            35,085                  0
                                            ---------           ---------         ---------          ---------            ---------
    Net cash used by investing                (3,295)             23,250            30,786             (3,354)                    0
                                            ---------           ---------         ---------          ---------            ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                   0                 0                  0                     0
  Issuance of subordinated notes                   0                   0                 0                  0                     0
  Bank debt borrowings (paydowns)                  0                   0                 0                  0                68,122
  Revolver/other borrowings (paydowns)        (4,801)            (11,321)              (21)                 0                22,429
  Repayment of senior notes                        0              (5,700)          (19,600)           (11,295)              (59,034)
  Repayment of subordinated notes                  0                   0                 0                 0                      0
  Issuance of common stock                         0                   0                 0                 0                112,331
  Issuance of MIPS                                 0                   0                 0                 0                105,446
  Retirement of common stock                       0                                     0                 0
  Retirement of preferred stock                    0                   0                 0                 0
  Retirement of Class A interests                  0                   0                 0                 0               (119,875)
  Retirement of Class B interests                  0                   0                 0                 0                (94,831)
  Retirement of GP interest                        0                   0                 0                 0                 (1,935)
  Retirement of management fee                     0                   0                 0                 0                (15,565)
  Distributions/Dividends                    (14,940)            (20,357)          (27,218)          (14,026)                14,026
  Investments in Rabbi Trust                       0                   0                 0            (3,000)
  Transaction costs                                0                   0                 0                 0                 (8,000)
  Other                                           47                   0                 0                 0
                                            ---------           ---------         ---------          ---------            ---------
   Net cash used by financing                (19,694)            (37,378)          (46,839)          (28,321)                23,113
                                            ---------           ---------         ---------          ---------            ---------
  Cash increase(decrease)                       $582              $3,576              $999                $0                 $7,222
                                            =========           =========         =========          =========            =========


                                                                   Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net income                                 $12,207             $12,583           $15,319            $18,377
  Provision for deferred compensation          1,936               3,131             3,204              3,278
  Deferred taxes                                  47                 237               327                369
  Depreciation                                 3,244               3,242             3,340              3,402
  Amortization                                 2,396               2,052             1,732              1,645
  Minority Interest                                0                   0                 0                  0
  Extraordinary loss                          (2,073)                  0                 0                  0
  Other                                            0                   0                 0                  0
  Changes in working capital                  (1,974)             (7,259)           (7,791)            (9,071)
                                            ---------           ---------         ---------          ---------
    Net cash from operations                  15,784              13,987            16,132             18,000
                                            ---------           ---------         ---------          ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (3,354)             (3,800)           (4,070)            (4,180)
  Other                                            0                   0                 0                  0
                                            ---------           ---------         ---------          ---------
    Net cash used by investing                 3,354)             (3,800)           (4,070)            (4,180)
                                            ---------           ---------         ---------          ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                   0                 0                  0
  Issuance of subordinated notes                   0                   0                 0                  0
  Bank debt borrowings (paydowns)             68,122              (7,187)           (9,062)           (10,820)
  Revolver/other borrowings (paydowns)        22,429                   0                 0                  0
  Repayment of senior notes                  (70,329)                  0                 0                  0
  Repayment of subordinated notes                  0                   0                 0                  0
  Issuance of common stock                   112,331                   0                 0                  0
  Issuance of MIPS                           105,446                   0                 0                  0
  Retirement of common stock                       0                   0                 0                  0
  Retirement of preferred stock                    0                   0                 0                  0
  Retirement of Class A interests           (119,875)                  0                 0                  0
  Retirement of Class B interests            (94,831)                  0                                    0
  Retirement of GP interest                   (1,935)                  0                 0                  0
  Retirement of management fee               (15,565)                  0                 0
  Distributions/Dividends                          0                   0                 0                  0
  Investments in Rabbi Trust                  (3,000)             (3,000)           (3,000)            (3,000)
  Transaction costs                           (8,000)                  0                 0                  0
  Other                                            0                   0                 0                  0
                                            ---------           ---------         ---------          ---------
   Net cash used by financing                 (5,207)            (10,187)          (12,062)           (13,820)
                                            ---------           ---------         ---------          ---------
  Cash increase(decreasc)                     $7,222                  $0                $0                 $0
                                            =========           =========         =========          =========



                                                   Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net income                                 $21,818              $25,703
  Provision for deferred compensation          3,353                3,430
  Deferred taxes                                 354                  332
  Depreciation                                 3,480                3,557
  Amortization                                 1,645                1,645
  Minority Interest                                0                    0
  Extraordinary loss                               0                    0
  Other                                            0
  Changes in working capital                  (9,960)             (11,491)
                                            ---------           ---------
    Net cash from operations                  20,690               23,176
                                            ---------           ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (4,330)              (4,380)
  Other                                            0                    0
                                            ---------           ---------
    Net cash used by investing                (4,330)              (4,380)
                                            ---------           ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                    0
  Issuance of subordinated notes                   0                    0
  Bank debt borrowings (paydowns)            (13,360)             (15,796)
  Revolver/other borrowings (paydowns)             0                    0
  Repayment of senior notes                        0                    0
  Repayment of subordinated notes                  0                    0
  Issuance of common stock                         0                    0
  Issuance of MIPS                                 0                    0
  Retirement of common stock                       0                    0
  Retirement of preferred stock                    0                    0
  Retirement of Class A interests                  0                    0
  Retirement of Class B interests                  0
  Retirement of GP interest                        0                    0
  Retirement of management fee                     0                    0
  Distributions/Dividends                          0                    0
  Investments in Rabbi Trust                  (3,000)              (3,000)
  Transaction costs                                0                    0
  Other                                            0                    0
                                            ---------           ---------
   Net cash used by financing                (16,360)             (18,796)
                                            ---------           ---------
  Cash increase(decrease)                         $0                   $0
                                            =========           =========

                                    Page 2-3

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                               Historical                            Projected
                                            ----------------------------------------------          -----------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                             --                 13.2%             7.4%                8.1%
  EBITDA growth                                 --                 19.9%             3.6%                8.9%
  EBIT growth                                   --                 27.2%             4.4%                9.1%
  Net income growth                             --                 46.9%            36.7%                8.3%

Margin assumptions
  Gross margin                                40.6%                40.7%            40.8%               40.4%
  Operating expenses as a % of sales          32.4%                31.8%            32.5%               31.9%
  SG&A as a % of sales                         1.8%                 2.1%             1.7%                1.8%
  EBITDA margin                                6.4%                 6.8%             6.6%                6.6%
  Taxes as a % of EBT                            NM                   NM               NM                3.9%
  Net income margin                            4.1%                 5.3%             6.7%                6.7%

Working capital assumptions
  Days receivable                             59.2                 50.6             46.1                44.6
  Inventory turns                              3.1                  3.6              3.7                 4.0
  Other current assets (% sales)               1.1%                 1.2%             0.8%                0.7%
  Days payables                                 --                 49.4             43.2                42.4
  Other current liabilities (% of sales)       6.1%                 7.0%             5.8%                5.4%
  Capex/depreciation                           1.1x                 1.3x             1.3x                1.0x

Segment revenue contribution analysis
  Technology services                         45.5%                46.6%            47.6%               46.4%
  Kar Products / A&H Bolt                     20.1%                19.1%            19.0%               19.0%
  SIMCO / Special-T Metals                     3.8%                 3.8%             4.1%                4.8%
  Hillman Fasteners                           11.5%                13.0%            14.1%               15.7%
  Harding Glass Industries                    19.2%                17.4%            15.3%               14.1%
                                            --------             --------         --------            --------
                                             100.0%               100.0%           100.0%              100.0%



                                                                       Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                            8.1%                 8.9%             8.6%                8.6%
  EBITDA growth                                8.9%                 8.9%             7 9%                8.9%
  EBIT growth                                  9.1%                10.9%             9.9%                9.9%
  Net income growth                          (57.5%)               24.2%            21.7%               20.0%

Margin assumptions
  Gross margin                                40.4%                40.4%            40.4%               40.3%
  Operating expenses as a % of sales          31.9%                31.4%            31.2%               30.9%
  SG&A as a % of sales                         1.8%                 1.9%             1.8%                1.7%
  EBITDA margin                                6.6%                 6.6%             6.6%                6.6%
  Taxes as a % of EBT                         44.1%                42.9%            42.4%               42.0%
  Net income margin                            2.6%                 3.0%             3.4%                3.7%

Working capital assumptions
  Days receivable                             44.6                 44.5             44.3                44.1
  Inventory turns                              4.0                  4.0              4.1                 4.2
  Other current assets (% sales)               0.7%                 0.7%             0.6%                0.6%
  Days payables                               42.4                 43.0             43.0                43.1
  Other current liabilities (% of sales)       5.4%                 3.6%             3.5%                3.5%
  Capex/depreciation                           1.0x                 1.2x             1.2x                1.2x

Segment revenue contribution analysis
  Technology services                         46.4%                46.0%            45.7%               45.5%
  Kar Products / A&H Bolt                     19.0%                18.7%            18.4%               18.1%
  SIMCO / Special-T Metals                     4.8%                 5.4%             5.9%                6.4%
  Hillman Fasteners                           15.7%                16.5%            17.1%               17.8%
  Harding Glass Industries                    14.1%                13.3%            12.8%               12.2%
                                            --------             --------         --------            --------
                                             100.0%               100.0%           100.0%              100.0%




                                                 Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                           8.6%                 8.6%
  EBITDA growth                               9.3%                 9.5%
  EBIT growth                                10.1%                10.2%
  Net income growth                          18.7%                17.8%

Margin assumptions
  Gross margin                               40.2%                40.2%
  Operating expenses as a % of sales         30.7%                30.6%
  SG&A as a % of sales                        1.6%                 1.6%
  EBITDA margin                               6.6%                 6.7%
  Taxes as a % of EBT                        41.7%                41.5%
  Net income margin                           4.0%                 4.4%

Working capital assumptions
  Days receivable                            43.9                 43.8
  Inventory turns                             4.2                  4.2
  Other current assets (% sales)              0.6%                 0.5%
  Days payables                              43.2                 43.3
  Other current liabilities (% of sales)      3.4%                 3.4%
  Capex/depreciation                         1.2x                  1.2x

Segment revenue contribution analysis
  Technology services                       45.3%                 45.0%
  Kar Products / A&H Bolt                   17.7%                 17.4%
  SIMCO / Special-T Metals                   6.9%                  7.5%
  Hillman Fasteners                         18.2%                 18.7%
  Harding Glass Industries                  11.8%                 11.4%
                                           --------             --------
                                           100.0%                100.0%

                                    Page 2-4

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                               Historical                            Projected
                                            ----------------------------------------------          -----------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                        $80,006             $77,521          $75,824             $79,167
  Inventory                                   95,617              92,653           96,022              97,498
  Other current assets                         5,294               6,703            4,742               4,551
  Accounts payable                            50,333              44,435           42,437              45,014
  Other current liabilities                   30,090              39,219           35,062              35,139              (11,149)

  Change in Working Capital                                       (7,271)           5,866               1,974

Leverage ratios
  Total debt / EBITDA                           3.6x                2.6x             1.9x                1.4x
  Total debt + pref / EBITDA                      NA                  NA               NA                  NA
  Total debt / book capitalization             61.0%               55.0%            43.5%               36.6%
  (Total debt + pref.) / book capitalization      NA                  NA               NA                  NA

  EBITDA / interest                             3.2x                3.8x             5.4x                6.8x
  EBITDA / (interest +Class A)                  1.4x                1.7x             2.0x                2.3x
  EBITDA / (int.+Class A+Mgmt Fee)              1.2x                1.5x             1.7x                2.0x
  EBITDA / (interest+Preferred)                   NA                  NA               NA                  NA
  EBITDA /(senior int.)                           NA                  NA               NA                6.8x

  (EBITDA-capex) / interest                     2.8x                3.4x             4.8x                6.3x
  (EBITDA-capex) / (interest +Class A)          1.3x                1.5x             1.8x                2.1x
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)     1.1x                1.3x             1.5x                1.8x
  (EBITDA-capex) / (int. +preferred)            2.8x                3.4x             4.8x                6.3x
  (EBITDA-capex) / (senior int.)                  NA                  NA               NA                  NA




                                                                    Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                        $79,167              $86,128          $92,967           $100,592
  Inventory                                   97,498              104,346          111,036            119,186
  Other current assets                         4,551                4,716            4,921              5,086
  Account% payable                            45,014               50,396           54,578             59,545
  Other current liabilities                   23,990               25,323           27,085             28,987

  Change in Working Capital                    1,974                7,259            7,791              9,071

Leverage ratios
  Total debt / EBITDA                           2.2x                 1.8x             1.5x               1.2x
  Total debt + pref / EBITDA                    4.6x                 4.1x             3.6x               3.1x
  Total debt / book capitalization             49.8%                44.7%            38.7%              32.1%
  (Total debt + pref.) / book capitalization  106.0%                99.3%            91.7%              83.1%

  EBITDA / interest                             6.7x                 7.3x             8.5x              10.4x
  EBITDA / (interest +Class A)                    NA                   NA               NA                 NA
  EBITDA / (int.+Class A+Mgmt Fee)                NA                   NA               NA                 NA
  EBITDA / (interest+Preferred)                 2.3x                 2.5x             2.8x               3.1x
  EBITDA /(senior int.)                         8.9x                 9.7x            11.7x              14.9x

  (EBITDA-capex) / interest                     6.2x                 6.7x             7.8x               9.6x
  (EBITDA-capex) / (interest +Class A)            NA                   NA               NA                 NA
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)       NA                   NA               NA                 NA
  (EBITDA-capex) / (int. +preferred)            2.1x                 2.3x             2.5x               2.9x
  (EBITDA-capex) / (senior int.                 8.2x                 8.9x            10.7x              13.8x





                                                 Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                        $108,739            $117,809
  Inventory                                   128,330             138,800
  Other current assets                          5,211               5,311
  Account% payable                             64,955              70,859
  Other current liabilities                    31,033              33,278

  Change in Working Capital                     9,960              11,491

Leverage ratios
  Total debt / EBITDA                            0.9x                0.6x
  Total debt + pref / EBITDA                     2.6x                2.2x
  Total debt / book capitalization              24.6%               16.5%
  (Total debt + pref.) / book capitalization    73.6%               63.3%

  EBITDA / interest                             13.3x               18.3x
  EBITDA / (interest +Class A)                     NA                  NA
  EBITDA / (int.+Class A+Mgmt Fee)                 NA                  NA
  EBITDA / (interest+Preferred)                  3.6x                4.1x
  EBITDA /(senior int. )                        20.5x               33.0x

  (EBITDA-capex) / interest                     12.3x               17.1x
  (EBITDA-capex) / (interest +Class A)             NA                  NA
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)        NA                  NA
  (EBITDA-capex) / (int. +preferred)             3.3x                3.9x
  (EBITDA-capex) / (senior int.                 19.0x               30.8x

                                    Page 2-5

                                                                                                                 Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
Projection Reconciliation


                                                       July Projections
                                -------------------------------------------------------------
                                           Sales                         Divisional EBIT
                                ----------------------------      ---------------------------
                                  1996              1997              1996             1997
                                ----------       -----------      ----------      -----------
  Technology Services            $300,555        $324,573           $19,594          $22,708
  Kar Products / A&H Bolt(1)      123,042         132,194            17,991           19,468
  SIMCO / Special-T Metals         31,195          38,058               982            1,507
  Hillman Fastener                101,937         116,718             9,291           11,525
  Harding Glass                    91,470          94,214             3,916            4,439
  Management Risk Adjustment            0               0            (2,000)          (6,000)
                                ---------        --------         ---------       ----------
  Total Operating Divisions      $648,199        $705,757           $49,774          $53,647

Corporate and Other Adjustments
  Deferred Compensation                                               2,436            2,558
  Insurance, net                                                        992              350
  Compensation Expense                                                2,899            3,044
  Depreciation Expense                                                   45               47
  All other Administrative costs                                      5,486            5,760
                                                                  ---------       ----------
        Total Administrative Expenses                                11,858           11,759
  Total Amortization                                                  2,396            2,052
  Other GAAP Expenses(2)                                                498              645


  GAAP EBIT                                                         $35,022          $39,191



                                                       November Projections(3)
                                -------------------------------------------------------------
                                               Sales                       Divisional EBIT
                                -------------------------------   ---------------------------
                                  1996              1997              1996             1997
                                ----------       -----------      ----------      -----------
  Technology Services            $300,400        $324,200           $17,931          $25,157
  Kar Products / A&H Bolt(1)      123,200         131,000            19,150           21,450
  SIMCO / Special-T Metals         34,500          56,000(4)            613            1,591
  Hillman Fastener               (104,500)        124,000             9,648           13,350
  Harding Glass                    91,034          95,500             3,587            4,800
  Management Risk Adjustment            0               0            (1,254)          (8,800)
                                ---------        --------         ---------       ----------
  Total Operating Divisions      $653,634        $730,700           $49,675          $57,548

Corporate and Other Adjustments
  Deferred Compensation                                               1,760            3,631
  Insurance, net                                                        495              142
  Compensation Expense                                                2,298            3,054
  Depreciation Expense                                                   54               55
  All other Administrative costs                                      5,182            6,827
                                                                  ---------       ----------
        Total Administrative Expenses                                 9,789           13,709
  Total Amortization                                                  2,362            2,069
  Other GAAP Expenses(2)                                                422              625


  GAAP EBIT                                                         $37,102          $41,145

----------------------------------
(1) 1996 and 1997 July Divisional EBIT Projections does not include management fee income of $360 and $360, respectively.
(2) Note that for the purpose of the Model, Smith Barney treats these expenses as other income, below the EBIT line.
(3) In November 1996, the division heads were asked to update 1996 and 1997 Sales and EBIT projections, which when combined with new management Risk Adjustments and estimates of corporate expenses, produced revised earnings estimates.
(4) Increase in 1997 Sales projections principally results from $15.0 MM of additional break-even sales at SIMCO.


                                    Page 2-6

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary

o Valuation parameters of Company based on current management projections and assuming corporate conversion

                                  -----------------------------------------------------------------------------------

                                                                     ---
                                                                     | |
Current Trading Value                                                | |
                                                                     ---


                                                                ----------------------
                                                                |                    |
Comparable Trading Multiples                                    |                    |
                                                                ----------------------



                                                                           --------------------
DCF (EBITDA multiples)                                                     |                  |
                                                                           |                  |
                                                                           --------------------


                                                       -------------------------
DCF (perpetuity growth rates)                          |                       |
                                                       |                       |
                                                       -------------------------

                                  -----------------------------------------------------------------------------------

                                 $100      $150      $200      $250      $300      $350      $400      $450      $500

                                                                   Enterprise Value ($ MM)

                                    Page 3-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary


Multiple Valuation Analysis: Assuming Corporate Conversion

Based on Comparable Trading Multiples(1)


                                     Multiple Range(2)        Total Enterprise Value                           Total Equity Value
                                  ----------------------   --------------------------            Net       -------------------------
                       Value       Mean          Median      Mean            Median         Debt & Pref.    Mean             Median
                     ---------   -------        --------   ---------       ----------      -------------   -------          --------
LTM EBITDA            $39,111      7.2x           6.5x     $281,599         $254,222          $192,850     $88,749           $61,371
FY+1 EBITDA            42,818      6.6x           6.lx      282,599          261,190           192,850      89,749            68,340
FY+2 EBITDA            46,619      6.2x           5.9x      289,038          275,052           192,850      96,188            82,202

FY+1 Net Income        10,134     12.8x          12.0x      322,564          314,457           192,850     129,714           121,607
FY+2 Net Income        12,583     11.6x          11.7x      338,814          340,072           192,850     145,964           147,222

----------------------------------
(1) Based on comparable companies: B, BMCW, BER, CABP, HUG, LAWS, NCH, and RXL.
(2) As of 12/6/96 and LTM ended 9/30/96.

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary


Unlevered DCF Valuation Analysis: Assuming Corporate Conversion using Terminal Values Based off of 2001 EBITDA



                                                                           Projected
                              ---------------------------------------------------------------------------------------
                                  1997               1998              1999                2000               2001
                              ----------         ----------        ----------         -----------          ----------
Sales                          $705,757           $766,494          $832,159            $903,369            $981,413
EBITDA                           46,619             50,306            54,781              59,876              65,535
EBIT                           $ 41,145           $ 45,234          $ 49,734            $ 54,751            $ 60,333
Management Fee                        0                  0                 0                   0                   0
Income Taxes                    (16,458)           (18,093)          (19,894)            (21,900)            (24,133)
                              ----------         ----------        ----------         -----------          ----------
   Unlevered Net Income          24,687             27,140            29,841              32,850              36,200
D&A                               5,294              5,072             5,047               5,125               5,202
Capital expenditures             (3,800)            (4,070)           (4,180)             (4,330)             (4,380)
Investment in Rabbi Trust        (3,000)            (3,000)           (3,000)             (3,000)             (3,000)
Changes in working capital       (7,259)            (7,791)           (9,071)             (9,960)            (11,491)
                              ----------         ----------        ----------         -----------          ----------
   Free Cash Flow              $ 15,922           $ 17,351          $ 18,636            $ 20,686            $ 22,530
                              ==========         ==========        ==========         ===========          ==========



Discounted Free Cash Flows(1)

    Discount            PV of free
     Rate               cash flows
   ---------           ------------
      9.0%               $76,110
     10.0%                74,397
     11.0%                72,750


Cap. Structure Adj.

                        Pro forma
                         12/31/96
                       -----------
   Total debt            $93,304
   Class A's                   0
   MIPS                  105,446
   Cash                   (5,900)
                       -----------
   Total                $192,850
                       ===========




Discounted Terminal Value
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%          $255,558              $276,855           $298,151            $319,448
          10.0%           244,151               264,497            284,843             305,189
          11.0%           233,350               252,796            272,242             291,687

Total Enterprise Value (TEV)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%          $331,668              $352,965           $374,262            $395,558
          10.0%           318,549               338,894            359,240             379,586
          11.0%           306,100               325,546            344,991             364,437

Common Equity Value
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%           $138,818             $160,115           $181,411            $202,708
          10.0%            125,699              146,044            166,390             186,736
          11.0%            113,250              132,696            152,141             171,587


Common Equity Value Class B Units(2)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
          9.0%          $117,192               $135,171           $153,150            $171,129
         10.0%           106,116                123,293            140,469             157,645
         11.0%            95,607                112,023            128,440             144,856


Per Share Common Equity Value Class B Units(2)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%            $5.41                $6.24               $7.07              $7.89
          10.0%            $4.90                $5.69               $6.48              $7.27
          11.0%            $4.41                $5.17               $5.93              $6.68

------------------------------
(1) Discounted back to 1/1/97, assuming mid-year convention.
(2) Represents the value of the common stock to be received.


                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary


Unlevered DCF Valuation Analysis: Assuming Corporate Conversion using Terminal Values Based on Perpetuity Growth Rates


                                                                       Projected
                                ---------------------------------------------------------------------------
                                   1997             1998           1999            2000              2001
                                ----------       ----------     ----------      ----------       ----------
Sales                            $705,757         $766,494       $832,159        $903,369         $981,413
EBITDA                             46,619           50,306         54,781          59,876           65,535
EBIT                             $ 41,145         $ 45,234       $ 49,734        $ 54,751         $ 60,333
Management Fee                          0                0              0               0                0
Income Taxes                      (16,458)         (18,093)       (19,894)        (21,900)         (24,133)
                                ----------       ----------     ----------      ----------       ----------
  Unlevered Net Income             24,687           27,140         29,841          32,850           36,200
D&A                                 5,294            5,072          5,047           5,125            5,202
Capital expenditures               (3,800)          (4,070)        (4,180)         (4,330)          (4,380)
Investment in Rabbi Trust          (3,000)          (3,000)        (3,000)         (3,000)          (3,000)
Changes in working capital         (7,259)          (7,791)        (9,071)         (9,960)         (11,491)
                                ----------       ----------     ----------      ----------       ----------
  Free Cash Flow                 $ 15,922         $ 17,351        $18,636         $20,686         $ 22,530
                                ==========       ==========     ==========      ==========       ==========




 Discounted Free Cash Flows(l)

                 Discount      PV of free
                  Rate         cash flows
                ---------     ------------
                   9.0%          $76,110
                  10.0%           74,397
                  11.0%           72,750

 Capital Structure Adjustments
                                 Pro forma
                                 12/31/96
                               ------------
               Total debt         $93,304
               Class A's                0
               MIPS               105,446
               Cash                (5,900)
                               ------------
               Total             $192,850
                               ============






     Discounted Terminal Value
                                   Perpetuity Growth Rate
         Discount      --------------------------------------------
           Rate            1.0%             2.0%            3.0%
        ----------     ----------       -----------      ----------
           9.0%         $183,039         $209,188         $244,052
          10.0%          155,439          174,869          199,850
          11.0%          133,706          148,562          167,133

     Total Enterprise Value (TEV)
                                   Perpetuity Growth Rate
         Discount      --------------------------------------------
           Rate            1.0%             2.0%            3.0%
        ----------     ----------       -----------      ----------
           9.0%         $259,149         $285,298        $320,162
          10.0%          229,836          249,266         274,247
          11.0%          206,456          221,312         239,882

     Common Equity Value
                                   Perpetuity Growth Rate
         Discount      --------------------------------------------
           Rate             1.0%            2.0%            3.0%
        ----------     ----------       -----------      ----------
           9.0%          $66,299          $92,448         $127,312
          10.0%           36,986           56,416           81,397
          11.0%           13,606           28,462           47,032

     Common Equity Value to B Units(2)
                                   Perpetuity Growth Rate
         Discount      --------------------------------------------
           Rate             1.0%            2.0%            3.0%
        ----------     ----------       -----------      ----------
           9.0%          $55,971          $78,045        $107,478
          10.0%           31,224           47,627          68,717
          11.0%           11,486           24,028          39,705



     Per Share Common Equity Value Class B Units(2)
                                   Perpetuity Growth Rate
         Discount      --------------------------------------------
           Rate             1.0%            2.0%            3.0%
        ----------     ----------       -----------      ----------
           9.0%           $2.58            $3.60            $4.96
          10.0%           $1.44            $2.20            $3.17
          11.0%           $0.53            $1.11            $1.83


---------------------------
(1) Uses mid-year convention back to 1977.
(2) Represents the value of the common stock to be received.


                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Matrix


o Based upon the valuation analysis described in Tab 3, the range of post conversion per share values for the common stock is $4.50 - $6.50.


                                 SDP Class B
                                   12/6/96                                    Assumed Value per Share
------------------------------------------------------------------------------------------------------------------------------------
Price Per Share                    $4.38     $4.50     $4.75      $5.00     $5.25     $5.50     $5.75     $6.00     $6.25     $6.50

Premium                                       2.9%      8.6%      14.3%     20.0%     25.7%     31.4%     37.1%     42.9%     48.6%

----------------------------
Shares Outstanding   25,676
----------------------------
Equity Value                    $112,331    $115,541    $121,960     $128,379    $134,798   $141,217    $147,636    $154,054

Plus: Debt (Pro Forma 12/31/96)   93,304      93,304      93,304       93,304      93,304     93,304      93,304      93,304

Plus: MIPS (Pro Forma 12/31/96)  105,446     105,446     105,446      105,446     105,446    105,446     105,446     105,446

Less: Cash (Pro Forma 12/31/96)    5,900       5,900       5,900        5,900       5,900      5,900       5,900       5,900
                               ----------   ---------- ----------   ----------  ---------- ----------  ----------  ----------
Enterprise Value                $305,181    $308,391    $314,810     $321,229    $327,648   $334,067    $340,486    $346,904
                               ==========   ========== ==========   ==========  ========== ==========  ==========  ==========

Equity Value                     $160,473  $166,892

Plus: Debt (Pro Forma 12/31/96)    93,304    93,304

Plus: MIPS (Pro Forma 12/31/96)   105,446   105,446

Less: Cash (Pro Forma 12/31/96)     5,900     5,900
                                ---------- ---------
Enterprise Value                 $353,323  $359,742
                                ========== =========


               Pro Forma
               Financial                                                                                 Comparable Company
               Statistic                                 Enterprise Value                                      Ranges(2)
              -----------  ----------------------------------------------------------------------------- -------------------
EBITDA                                                                                                      Median   Mean
                                                                                                         ---------- --------
 LTM(1)         $39,111     7.8x    7.9x    8.0x    8.2x    8.4x    8.5x    8.7x    8.9x    9.0x    9.2x     6.5x    7.2x
 1996E           42,818     7.1x    7.2x    7.4x    7.5x    7.7x    7.8x    8.0x    8.1x    8.3x    8.4x     6.1x    6.6x
 1997E           46,619     6.5x    6.6x    6.8x    6.9x    7.0x    7.2x    7.3x    7.4x    7.6x    7.7x     5.9x    6.2x

                                                         Equity Value
Net Income                 -----------------------------------------------------------------------------
 LTM(1)          10,236    11.0x   11.3x   11.9x   12.5x   13.2x   13.8x   14.4x   15.1x   15.7x   16.3x    13.0x   13.4x
 1996E           10,134    11.1x   11.4x   12.0x   12.7x   13.3x   13.9x   14.6x   15.2x   15.8x   16.5x    12.0x   12.8x
 1997E           12,583     8.9x    9.2x    9.7x   10.2x   10.7x   11.2x   11.7x   12.2x   12.8x   13.3x    11.7x   11.6x

-------------------------
(1) LTM ended 9/30/96.
(2) Based on comparable companies: B, BMCW, BER, CABP, HUG, LAWS, NCH, and RXL as of 12/6/96.


                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of Class A Interests


Current Value of Class A Limited Partnership Interests:
(In millions, except for per share/unit data)


o Market value:
                                                                                                     52 Week
                                                                      Current                       High / Low
                                                            ----------------------------         ---------------
    Class A units outstanding          11.100
    Market price (as of 12/6/96)       $10.50                    Yield      10.48%                9.36% / 10.73%
                                      --------                  Price      $10.50                $11.75 / $10.25
            Total market value         $116.6


o Discounted cash flow analysis of Class A Units(1):

                                    Assuming           Assuming            Assuming          Assuming
                  Discount          Immediate        Liquidation         Liquidation      Liquidation
                   Rate            Liquidation       at y/e 1997         at y/e 2001      at y/e 2036
                 ----------       -------------     -------------       -------------    -------------
Total value         9.4%             $111.0            $112.7              $118.2           $129.3
  per share                          $10.00            $10.16              $10.65           $11.65
                                                                                                      -------------------------
Total value        10.5%             $111.0            $111.6              $113.2           $116.3     High (per share) $11.65
 per share                           $10.00            $10.05              $10.20           $10.47     Low (per share)  $ 8.83
                                                                                                      -------------------------
Total value        12.5%             $111.0            $109.4              $104.8            $98.0
 per share                           $10.00             $9.86               $9.44            $8.83

-------------------------

(1) The Partnership Agreement provides that upon liquidation of the Partnership, holders of Class A Units will receive $10.00 per unit.



Page 5-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of Class A Interests


o Pursuant to the Term Sheet, the Class A Interests are being offered 0.38 shares of Preferred Securities and $1.30 in cash (the "Class A
  Consideration"). The value of the Class A Consideration was compared to the value of the Class A Interests described on page 5-1

o The Preferred Securities were analyzed in relation to the trading value of the Class A Interests

o The change from no call life to a call in five years at par would have the following effect on yield:


Current Trading Price of Class A Interest   $10.50   Current Yield on Class A Interest          10.48%
11% Annual Dividend                          $1.10   Increase for Change in Call Protection(1)   0.93%
                                                                                              -------
                                                       Resulting Yield                          11.41%


o For illustrative purposes, assuming the Preferred Securities trade to yield 11.41%, the value to be received by a holder of a Class A Interest would be calculated as follows:


Liquidation Value per Share           $25.00
11.6% Annual Dividend                  $2.90
Assumed Yield                         11.41%
Implied Price                         $25.42
Shares for each Class A Unit            0.38
                                     ---------
Implied value for each Class A Unit    $9.66
Cash for each Class A Unit              1.30
                                     ---------
 Total Consideration                  $10.96


o In addition to the changes in dividend rate and call protection, the following factors, among others, were also considered in analyzing the differences between the Preferred Securities and the Class A Interests:

  = Market risk associated with the Preferred Securities

  = Changes in other terms of the securities (e.g., potential for a 5 year dividend policy)

  = Changes in corporate governance (e.g., holders of Class A Interests could remove general partner)

o In comparing the value of the Class A Consideration with the value of the Class A Interests, the potention payment of taxes by holders of Class A Interests in the Conversion and the amount of monthly distributions payable were also considered.

-----------------------------
(1) Based upon treasury yield curve as of December 6, 1996, interest rate volatility of 9% and a 40 year maturity.

                                                               Project Sprinter
-------------------------------------------------------------------------------

Analysis of Class A Interests


o   Consideration to holders of Class A Interests:


                               Yield to                                                  Yield to
                             Call Price(1)            Cash               Value         Maturity Price         Cash           Value
                             -------------       -------------       -----------      ----------------     ---------     ----------

                9.4%              $10.33               $1.30             $11.63            $11.59            $1.30          $12.89
Trading Yield   9.8%               10.17                1.30              11.47             11.15             1.30           12.45
of Preferred   10.2%               10.02                1.30              11.32             10.74             1.30           12.04
 Securities    10.6%                9.87                1.30              11.17             10.36             1.30           11.66
               11.0%                9.72                1.30              11.02             10.00             1.30           11.30
               11.4%                9.57                1.30              10.87              9.66             1.30           10.96
               11.6%                9.50                1.30              10.80              9.50             1.30           10.80
               11.8%                9.43                1.30              10.73              9.34             1.30           10.64
               12.2%                9.29                1.30              10.59              9.05             1.30           10.35






------------------------------------
(1) Assumes a five year call at par.



Page 5-3                                                       SMITHBARNEY

                                                               Project Sprinter
-------------------------------------------------------------------------------
Analysis of Class A Interests


Recent Trading Performance of the Class A Limited Partnership Interest:


                                     Price / Volume Analysis for SunSource, L.P. Class A Units

                                                      Latest Twelve Months
     70,000--------------------------------------------------------------------------------------------------------------$12.00


V    60,000                           *
                                                                                                                         $11.50  P
O                             *              *        *
     50,000                                                   *                                                    *             R
L                                                                          *        *
             *                                                                                                                   I
U    40,000                                                                              *        *        *             $11.00
                                                                                                                                 C
M
     30,000                                                                                                            *         E
E                                                                                                                        $10.50

     20,000

                                                                                                                         $10.00
     10,000


          O-------------------------------------------------------------------------------------------------------------- $9.50

       12/6/95  1/3/96  1/31/96  2/28/96  3/27/96  4/24/96  5/22/96  6/19/96  7/17/96  8/14/96  9/11/96  10/9/96  11/6/96  12/4/96

                                                      ====== Volume   ----- Closing Price




Source: IDD Information Services / Tradeline


Page 5-4                                                            SMITHBARNEY

                                                                Project Sprinter
-------------------------------------------------------------------------------
Analysis of Class B Interests

Current Value of Class B Limited Partnership Interests:
(in millions, except for per share/unit data)

 o Market value:

   Class B units outstanding           21.676                          52 Week
                                                       Current        High/Low
                                                    --------------   ----------
   Market price (as of 12/6/96)        $4.375  Price     $4.375     $5.125/$4.00
                                      -------
         Total market value            $94.83

Recent Trading Performance of the Class B Limited Partnership Interest:

                                        Price / Volume Analysis for SunSource, L.P. Class B Units
                                                           Latest Twelve Months
   70,000 ----------------------------------------------------------------------------------------------------------------$5.50
V  60,000                                                                                                                       P
o  50,000 -                                                                                                              -$5.00 r
l  40,000                                                                                                                       i
u  30,000 -                                                                                                              -$4.50 c
m  20,000                                                                                                                       e
e  10,000 -                                                                                                              -$4.00
       0 -----------------------------------------------------------------------------------------------------------------$3.50
         12/6/95 1/3/96 1/31/96 2/28/96 3/27/96 4/24/96 5/22/96 6/19/96 7/17/96 8/14/96 9/11/96 10/9/96 11/6/96 12/4/96

                                                      ---------------------------------
                                                       ==== Volume  ---- Closing Price
                                                      ---------------------------------
                                                                                                                            S

                                                                          [LOGO]
Page 6-1

                                                                                                                   Project Sprinter
-----------------------------------------------------------------------------------------------------------------------------------
Analysis of Class B Interests

Unlevered DCF Valuation Analysis: Assuming No Conversion using Terminal Values Based off of 2001 EBITDA

                                                                       Projected
                                          --------------------------------------------------------------------------
                                           1997             1998              1999            2000             2001
                                          ------           ------            ------          ------           ------
           Sales                          $705,757        $766,494          $832,159        $903,369         $981,413
           EBITDA                           46,619          50,306            54,781          59,876           65,535
           EBIT                           $ 41,145        $ 45,234          $ 49,734        $ 54,751         $ 60,333
           Management Fee                   (3,330)         (3,330)           (3,330)         (3,330)          (3,330)
           Income Taxes                        154         (13,962)          (16,035)        (18,370)         (21,016)
                                          --------        --------          --------        --------         --------
              Unlevered Net Income          37,969          27,942            30,369          33,051           35,986
           DD&A                              5,294           5,072             5,047           5,125            5,202
           Capital expenditures             (3,800)         (4,070)           (4,180)         (4,330)          (4,380)
           Investment in Rabbi Trust        (3,000)         (3,000)           (3,000)         (3,000)          (3,000)
           Changes in working capital       (7,259)         (7,791)           (9,071)         (9,960)         (11,491)
                                          --------        --------          --------        --------         --------
              Free Cash Flow               $29,204         $18,153           $19,165         $20,886          $22,317
                                          ========        ========          ========        ========         ========

       Discounted Free
          Cash Flows                             Discounted Terminal Value
----------------------------------               -----------------------------------------------------------------------------------
                                                                                EBITDA exit multiple
   Discount        PV of free                         Discount      ----------------------------------------------------------------
     Rate          cash flows                           Rate            5.5x              6.0x             6.5x             7.0x
--------------   -----------------               -----------------  -----------       ------------     -----------      ------------
       11.5%           $85,618                          11.5%         $198,523          $216,571         $234,619         $252,666
       12.5%            83,990                          12.5%          189,856           207,115          224,375          241,634
       13.5%            82,421                          13.5%          181,638           198,151          214,663          231,176
----------------------------------               -----------------------------------------------------------------------------------

                                                 Total Enterprise Value (TEV)
                                                 -----------------------------------------------------------------------------------
                                                                                EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $284,141          $302,189         $320,237         $338,284
                                                       12.5%           273,845           291,105          308,365          325,624
                                                       13.5%           264,059           280,571          297,084          313,596
                                                 -----------------------------------------------------------------------------------

      Cap Structure AdJ                          Total Equity Value
----------------------------------               -----------------------------------------------------------------------------------
                     Pro forma                                                 EBITDA exit multiple
                      12/31/96                        Discount      ----------------------------------------------------------------
                     ----------                         Rate            5.5x              6.0x             6.5x             7.0x
  Total debt          $61,787                    -----------------  -----------       ------------     -----------      ------------
  Class A's           110,996                          11.5%          $228,254          $246,302         $264,350         $282,397
  MIPS                      0                          12.5%           217,958           235,218          252,478          269,737
  Cash                 (5,900)                         13.5%           208,172           224,684          241,197          257,709
                      --------                   -----------------------------------------------------------------------------------
  Total adj.         $166,883
----------------------------------

                                                 Value to GP (2)
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $4,542              $4,901         $5,261            $5,620
                                                       12.5%           4,337               4,681          5,024             5,368
                                                       13.5%           4,143               4,471          4,800             5,128
                                                 -----------------------------------------------------------------------------------



                                                 Equity Value of Class A and Class B Interests
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%         $223,712           $241,401         $259,089         $276,777
                                                       12.5%          213,621            230,537          247,453          264,370
                                                       13.5%          204,029            220,213          236,397          252,581
                                                 ----------------------------------------------------------------------------------

                                                 Equity Value of Class B Interests
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $112,716         $130,405          $148,093         $165,782
                                                       12.5%           102,625          119,542           136,458          153,374
                                                       13.5%            93,033          109,217           125,401          141,585
                                                 -----------------------------------------------------------------------------------

------------------
(1) Discounted back to 1/1/97, assuming mid-year convention, terminal value adjusted for the effect of the management fee when the Partnership is maintained.
(2) Reflects 1.99% of Total Equity Value.

Page 6-2
                                                                          [LOGO]

                                                                Project Sprinter
--------------------------------------------------------------------------------
 Analysis of General Partner Interest and Management Fee

 o In determining the amount of value to be given for the management fee, the following factors, among others, were considered:

    == the accelerated timing of the receipt of the consideration by the General
       Partner

    == the illiquidity of the management contract

    == the potential elimination of the management fee in the event of: (a) a liquidation or sale of the Partnership, or (b) removal of the General Partner by a vote of 80% of the unaffiliated partners

    == the subordination of the management fee to the Class A distributions

    == the services provided by the General Partner


 Management Fee:
 ---------------
----------------------       ----------------------       ----------------------
                                    Discount
 Annual Distribution                  Rate                        NPV
----------------------       ----------------------       ----------------------

       $3.33                                  9.4%               $35.6
                                             10.5%                31.8
                                             12.5%                26.6

                             -----------------------      ----------------------
                               LTM EBITDA Multiple               Value
                             -----------------------      ----------------------
       $3.33                   Median         6.5x               $21.6
                               Mean           7.2x               $24.0

                             -----------------------      ----------------------
                             LTM Net Income Multiple             Value
                             -----------------------      ----------------------
       $3.33(1)                Median        13.0x               $26.0
                               Mean          13.4x               $26.8

 1.99% Interest:
 ---------------
                              High            Low
                            ---------       -------
 Enterprise Value            $356.3          $280.6       ----------------------
 Less: Net Debt                55.9            55.9              Value
                             ------          ------       ----------------------
                             $300.4          $224.7        High           Low

 G.P. 1.99% Interest                                       $6.0          $4.5

o The total potential value attributed to the General Partner's 1.99% interest and management fee ranges from $26.1 MM to $41.6 MM


---------------------


(1) Note that management fee is tax effected at a 40% corporate tax rate for purposes of this valuation.


Page 7-1

                                                                          [LOGO]

                                                                Project Sprinter
--------------------------------------------------------------------------------
 Analysis of General Partner Interest and Management Fee

Shares to be Received for the 1.99% G.P. Interest and the Management Fee (Share Amounts in Thousands)


                Potential Value of 1.99% G.P. Interest and Management Fee ($MM)
             -------------------------------------------------------------------
                      $25.0             $30.0            $35.0            $40.0
             --------------     -------------     ------------     -------------
 S    $3.00           8,333            10,000           11,667           13,333
 h    $3.50           7,143             8,571           10,000           11,429
 a    $4.00           6,250             7,500            8,750           10,000
 r           -------------------------------------------------------------------
 e    $4.50           5,556             6,667            7,778            8,889
      $5.00           5,000             6,000            7,000            8,000
 P    $5.50           4,545             5,455            6,364            7,273
 r    $6.00           4,167             5,000            5,833            6,667
 i    $6.50           3,846             4,615            5,385            6,154
 c           -------------------------------------------------------------------
 e    $7.00           3,571             4,286            5,000            5,714
      $7.50           3,333             4,000            4,667            5,333
      $8.00           3,125             3,750            4,375            5,000


o Utilizing the range of values of the Common Stock of the Company post-conversion described in Tab 4, 4.0 million shares have an implied value of $18.0 million to $26.0 million


Page 7-2

                                                                  EXHIBIT A

                                 LEHMAN BROTHERS

                                    FACSIMILE
                     --------------------------------------


DATE:     December 9,  1996        PAGES (INCLUDING COVER):                    8
--------------------------------------------------------------------------------
To:            Peter Cripps -               215 994 2222
               David Schinasi -             212 816 7475/7949/7457
               Norm Edmonson -              215 665 3662
               Dom Scott -                  215 963 5299
               Andrew Keller -              212 455 2502
--------------------------------------------------------------------------------
FROM:          Murat Erkurt
--------------------------------------------------------------------------------
MESSAGE:


Please find attached the final term sheet for SunSource.

Regards.




--------------------------------------------------------------------------------
The information contained in this facsimile message is intended only for the personal and confidential use of the designated recipients named above. If the reader of this message is not the intended recipient or an agent responsible for delivering it to the intended recipient, you are hereby notified that you have received this document in error, and that any review, dissemination, distribution, or copying of this message is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.
--------------------------------------------------------------------------------

                                 SUNSOURCE, L.P.

                                                                           FINAL

                    Summary Terms of the Conversion Proposal
                    ----------------------------------------


Exchange Offer...................  (i)   Holders of Class A Interest will receive 0.38 shares of Trust
                                         Preferred Securities, par value $25.00 per share ("Preferred
                                         Securities") of the Trust and $1.30 of cash for each unit of Class A
                                         Interest;

                                   (ii)  holders of Class B Interest will receive one share of common stock (to be adjusted for any stock-split, the terms of which are to be approved by the Board of Directors), par value $0.01 per share
                                         ("Common Stock") of the Corporation for each unit of Class B Interest;

                                   (iii) the General Partner ("G.P.") will receive 4,000,000 shares (to be adjusted for any stock-split) of Common Stock in exchange for the G.P.'s general partnership interest in SunSource L.P. and
                                         SDI Operating Partners, L.P. which interest includes the right to receive the management fee (the "General Partnership Interest")
                                         of which 3,700,000 shall be distributed to the G.P. upon
                                         consummation of the Conversion and 300,000 shall be escrowed until the second anniversary of the Conversion and shall be distributed to the G.P. thereafter provided the conditions specified herein are satisfied; and

                                   (iv)  the distributions on Class A Interest, Class B Interest and the management fee to the G.P. will accrue until the Conversion and shall be payable in cash upon Conversion.

Common Stock to be Distributed
in Exchange for the
G.P. Interest.....................  2,152,000 shares to be distributed through the G.P. to Lehman Brothers and its affiliates upon consummation of the Conversion;

                                   1,548,000 shares to be distributed through the G.P. to beneficiaries of the General Partnership Interest other than Lehman Brothers and its affiliates upon consummation of the Conversion; and

                                     300,000 shares to be held in escrow (the "Escrow Shares") and distributed to beneficiaries of the General Partnership
                                             Interest other than Lehman Brothers and its affiliates on the second anniversary of the Conversion provided that, if at that time the Company is not current on distributions on Preferred
                                             Securities, then the distribution of such Escrow Shares shall be delayed until the Company becomes current on distributions on Preferred Securities.

                                   4,000,000 TOTAL SHARES FOR GENERAL PARTNERSHIP INTEREST

                                       -1-


Contribution Agreement between
Lehman Brothers and the Company... Lehman Brothers, as part of the Conversion, will agree that, if the
                                   Company exercises its Optional Redemption right in case of an occurrence of a Special Event, as described herein, so long as there are any outstanding Escrow Shares, Lehman Brothers shall pay in cash to the
                                   Company upon occurrence of such redemption, an amount equal to the product obtained by multiplying; (i) 1% of par value of Preferred Securities by
                                   (ii) the number shares of Preferred Securities redeemed under such redemption by (iii) a fraction, the numerator of which is equal to the number of the Escrow Shares outstanding at the time of such redemption, and the denominator of which is equal to the number of the Escrow Shares outstanding immediately after the Conversion by (iv) a fraction, the numerator of which is equal the number of shares of Common Stock to be held by Lehman Brothers and its affiliates immediately after the Conversion minus the number of shares of
                                   Common Stock to he held by Lehman Brothers and affiliates at the time of such event, and the denominator of which is equal to the total number of shares of Common Stock outstanding immediately after the Conversion.

Approval of Conversion ........... Affirmative vote by:

                                   (i)   unaffiliated holders of more than 50% of Class A Interests outstanding; and

                                   (ii)  unaffiliated holders of more than 50% of Class B Interests outstanding.

Management post Conversion........ Same management team, but without involvement by the General Partner;

                                   Employee Benefits Plans and Deferred Compensation Plans substantially consistent with the existing plans.

Federal Income Tax
Considerations.................... Holders of only Class A Interest: Subject to Federal income tax on the gain recognized as the difference between their tax basis in the Class A Interests and the total consideration received as Preferred Securities and cash.

                                   Holders of only Class B Interest: Not subject to Federal income tax on the receipt of Common Stock.

                                   Investors holding both Class A Interests and Class B Interests: While not free from doubt, a likely result is that these investors will be subject to
                                      Federal income tax on the gain recognized as the difference between their aggregate tax basis in the Class A Interests and Class B Interests and the aggregate fair market value of the consideration received through Preferred
                                      Securities, cash and Common Stock, to the extent of boot received, where boot is the Preferred Securities and cash.

Conditions to Conversion.......... The Conversion will not be consummated unless the following conditions are satisfied or waived:

                                   (i)    approval by a majority of unaffiliated Class A Interests and a majority of unaffiliated Class B Interests, voting separately;

                                   (ii)   listing of the Common Stock and the Preferred Securities on the NYSE;

                                   (iii)  completion of certain necessary governmental filings;

                                   (iv)   effectiveness of a Registration Statement under the Securities Act of 1933, as amended;

                                   (v)    absence of any court order or legal restraint preventing the consummation of the Conversion;

                                   (vi)   approval by existing senior lenders to the Company or availability of financing to refinance existing senior debt on terms acceptable to the
                                          Company;

                                   (vii)  the Special Committee determining that the Conversion is fair to the holders of Class A Interests and holders of Class B Interests and such determination shall not have been withdrawn;

                                   (viii) Smith Barney delivering its opinion that a) the consideration to be received in the Conversion is fair to the holders of the Class A Interests and holders of the Class B Interests from a financial point of view, and b) the allocation of consideration to the General Partner in exchange for the General Partnership
                                          Interest is fair to the holders of the Class A Interests and holders of the
                                          Class B Interests from a financial point of view, and such opinion shall not have been withdrawn;

                                   (ix)   the Company shall have received, in a form satisfactory to the Company, all opinions of counsel, including the opinion regarding the Federal income tax consequences of the Conversion to the Company and the holders of the
                                          Class A Interests and the holders of the Class B Interests;

                                   (x)    the Company shall have received, in a form satisfactory to the Company, from each of the following members of management, Donald T. Marshall, John P.
                                          McDonnell and Norman V. Edmonson, who own, directly or indirectly, an economic interest in the General Partner, an undertaking to defer into
                                          Deferred Compensation Plan for Key Employees of SDI Operating Partners, L.P.
                                          all payments due under the Company's previous Deferred Compensation Plans and the Long Term Preference Share Plan; and

                                   (xi)   there being no material change in applicable law, including with respect to the taxation of the Company, the Corporation or the Preferred Securities.

Solicitation Agent................ To be determined.

                                  Common Stock

Issuer............................ The Corporation

Listing .......................... NYSE

Common Stock to be Outstanding
immediately after the Conversion.. 11,633,603(1)    shares to be owned by unaffiliated Class B Interest holders;

                                    4,145,465(1)(2) shares to be owned by the executive officers of SunSource L.P.
                                                    and directors of Lehman/SDI, Inc. (excluding shares to be
                                                    distributed to General Partner) of which 4,114,965 shares will be owned by the Senior Executives as defined;

                                    5,896,678(1)(2) shares to be owned by Lehman Brothers and affiliates, excluding shares to be distributed to General Partner; and

                                    4,000,000       shares to be distributed in accordance with the conditions specified herein, of which 1,663,200 shares will be owned by the
                                                    Senior Executives.

                                   25,675,746 TOTAL OUTSTANDING

                                   (1) The foregoing numbers represent the number of Class B Interests held by such persons as of December 11, 1996 and assume no change prior to closing of the
                                       Conversion in number of outstanding Class B Interests or number owned by such persons.
                                   (2) Does not include Class B Interests owned by Lehman LTD I, Inc. or Lehman Brothers
                                       Capital Partners I.
                                   (3) Includes Class B Interests owned by Lehman LTD I, Inc. and Lehman Brothers
                                       Capital Partners I.

Common Stock to be Distributed
to General Partners............... 4,000,000 shares of Common Stock to be distributed upon consummation of Conversion, of which 3,700,000 shall be distributed to the G.P. and 300,000 to be held in escrow and distributed on the second anniversary of the Conversion, provided that the conditions specified herein are satisfied.

Voting............................ Holders of Common Stock are entitled to cast one vote per share on matters submitted to a vote of shareholders, subject to the provisions below. No holders of Common Stock will be entitled to any cumulative voting rights.

                                   On matters submitted to a vote of shareholders, Lehman Brothers and its affiliates and each of the following members of management, Donald T. Marshall, John P. McDonnell,
                                   Norman V. Edmonson, Harold J. Cornelius, Max W. Hillman and Joseph M. Corvino
                                   (the "Senior Executives") will agree to vote, in the same proportion as the shares of outstanding common Stock not owned by them ("Unaffiliated Shares") that are voted on any such matter, that percentage of Excess Voting Shares held by them at such time that equals the percentage of outstanding Unaffiliated Shares that are voted on such matter,
                                   "Excess Voting Shares" means the shares of common stock beneficially owned by Lehman
                                   Brothers and its

                                   affiliates and the Senior Executives, at any time, that represents voting power in excess of the respective voting powers immediately prior to the Conversion that they would have had in a vote of the holders of Class A Interests and Class B
                                   Interests voting together as a single class.

Dividends......................... If, as and when declared by the Board of Directors of the Company out of funds legally available.

Liquidation....................... Standard, distributions to Common Stock after payments to creditors including the Trust for the Series A Junior Subordinated Notes that may be outstanding at the time.

Preemptive Rights................. No preemptive rights.

Board of Directors................ Total of 9 directors.

                                   Lehman Brothers and its affiliates elect 1 director if they hold between 10% and
                                   20% of Common Stock outstanding and 2 directors if they hold more than 20% of
                                   Common Stock.

                                   3 directors from management and 4 independent directors.

Directors' Liability.............. Indemnification to the fullest extent permitted by the Delaware statute.

Resale of Common Stock............ Pursuant to Securities Act and Rule 144 for "affiliated" holders.

                                   Lehman Brothers and its affiliates and the Senior Executives will agree with the
                                   Company not to sell any shares of common stock which they beneficially own, in a single transaction or series of related transactions, to any third person(s) which, to the knowledge of Lehman Brothers and its affiliates and the Senior Executives after reasonable inquiry, would beneficially own after such transactions more than 10% of the outstanding common stock (or more than 15% of the outstanding common stock if such third person(s) are eligible to report the acquisition of such shares on Schedule 13G pursuant to Rule 13d-1(b)(1) under Exchange Act, as such rule is currently in effect).

Corporate Governance.............. Standard Charter and By Laws under Delaware Law; Shareholder Rights Plan.

Certain By Law Provisions......... Approval of majority of Independent Directors required for:

                                   a)  prior to third anniversary of Conversion,

                                       i)    sale of the Company or substantial part thereof, and

                                       ii)   amendment of Charter, By Laws or Shareholder Rights Plan or any waiver or opt-out under any anti-takeover statute:

                                   b)  i)    affiliate transactions; and

                                       ii)   amendments to Shareholders' Agreement among Lehman Brothers, the Senior
                                             Executives and the Company.

                           Trust Preferred Securities

Issuer............................ A statutory business trust created under Delaware law (the "Trust") solely for the purpose of holding the Corporation's Series A Junior Subordinated Notes and issuing
                                   Preferred Securities and Common Securities.

Preferred Securities.............. 11.6% coupon payable monthly with $25 par value and 30 year maturity.

Listing........................... NYSE

Preferred Securities to be
Outstanding immediately after
the Conversion.................... 4,217,837*
                                   * Assumes 11,099,573 Class A Interests outstanding as of  Dec. 11, 1996
                                     (subject to cash-out of any fractions)

Junior Subordinated Notes......... The Company will issue to the Trust Junior Subordinated Notes with principal amount, interest rate, payment dates, call provisions and maturity matching to those of
                                   Preferred Securities.

                                   Junior Subordinated Notes will be subordinate to all Senior Indebtedness. Definition of Senior Indebtedness standard.

Mandatory Redemption.............. 30 year maturity; redemption at par plus accrued and unpaid distributions.

Optional Redemption............... Redeemable, in whole or in part, from time to time, at the option of the Company,

                                   (i)   on or after 5 years from date of Conversion, at par plus accrued and unpaid distributions, or

                                   (ii)  under certain circumstances, upon occurrence of a Special Event, as defined below, at 101% of par plus accrued and unpaid distributions.

Guarantee......................... The payment of distributions on the Preferred Securities is guaranteed by the
                                   Company to the extent required by applicable law.

Deferral of Distributions......... Deferrable at any time for up to 60 consecutive months.

Voting Rights..................... Standard creditors rights as per Trust Indenture.

                                   Amendments to the Trust Agreement adversely affecting rights of the holders require a class vote seeking approval of at least two-thirds of holders of Preferred Securities.

Trust Covenants................... If distributions on Preferred Securities are under deferral, no dividend payment or redemption of capital or servicing of debt ranking subordinate to Junior Subordinated
                                   Notes.

                                   Event of Default if distributions are deferred beyond 60 consecutive months or principal is not fully paid upon maturity or optional redemption.

                                   No financial covenants, no change of control provision.

                                      -6-

Special Event..................... A Special Event means a Tax Event or an Investment Company Act Event.

                                   "Tax Event" means that the Regular Trustees shall have requested and received an opinion from independent tax counsel experienced in such matters (which may be counsel to the Company) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws
                                   (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change (including any announced prospective change) in, an interpretation or application of such laws or regulations, (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position of (d) any action by any governmental agency or body or regulatory authority, there is more than an insubstantial risk that (i) the Trust is or within 90 days would be subject to United States Federal income tax with respect to income accrued or received or the Junior Subordinated Notes, (ii) interest payable to the Trust on the Junior Subordinated Notes is or within 90 days would not be deductible by the Corporation for United States Federal income tax purposes, or
                                   (iii) the Trust is or within 90 days would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change, amendment, interpretation, pronouncement or action becomes effective on or after the date of exchange.

                                   "Investment Company Event" means that the Regular Trustees shall have requested and received an opinion of independent counsel (which may be counsel to the
                                   Corporation) to the effect that, as a result of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority after the date of exchange, there is more than an insubstantial risk that the Trust is or will be considered an investment company under the Investment Company Act of 1940, as amended.

                                   Except otherwise provided herein, the Preferred Securities shall have such other terms as are consistent with securities generally similar to the Preferred
                                   Securities.

                                                                    EXHIBIT B


                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)


                                    Stock Price                                   Equity Market Value(1)/
                                    -----------                   ------------------------------------------------------
                                      vs. LTM        Equity              Net Income               After-Tax Cash Flow
                        Price at    ------------     Market       ------------------------     -------------------------
        Company         6/16/97     High     Low     Value(1)     LTM      1997E     1998E     LTM        1997E    1998E
        -------         -------     ----     ---     --------     ---      -----     -----     ---        -----    -----
Industrial Distribution
 Companies
------------------------
Barnes Group, Inc.       $27.25     (3.1%)   76.7%     $554      15.1x     14.0X     13.2x     8.6x       8.3x      8.0x
BMC West Corp.           $13.38    (26.7%)   30.5%     $158      13.9X     11.8x      9.6x     7.2x       6.6x      5.9x
Applied Industrial
 Technologies, Inc.(5)   $36.00     (1.4%)   40.5%     $447      17.3x     16.9x     13.4x    11.8x      10.8x      9.3x
Cameron Ashley Building
 Products, Inc.          $14.75     (6.3%)   51.3%     $142      10.9x     19.3x      8.1x     7.3x       6.6x      6.0x
Hughes Supply, Inc.      $39.50    (11.5%)   29.5%     $465      12.9x     11.6x     10.4x     9.0x       8.8x      8.1x
Lawson Products, Inc.    $26.50     (1.4%)   26.2%     $295      14.7x     14.3x     13.6x    12.2x      12.3x     11.7x
NCH Corporation          $62.75     (4.6%)   17.0%     $495      13.6x     13.9x     13.0x    10.3x      10.6x     10.1x
Rexel Inc.               $18.38     (9.8%)   40.0%     $490      16.2x     13.8x     12.0x    12.2x      10.8x      9.7x
                                                  -----------------------------------------------------------------------
                                                  Mean:          14.3x     13.2x     11.7x     9.8x       9.4x      8.6x
                                                  Median:        14.3x     13.9x     12.5x     9.7x       9.7x      8.7x
                                                  High:          17.3x     16.9x     13.6x    12.2x      12.3x     11.7x
                                                  Low:           10.9x     19.3x      8.1x     7.2x       6.6x      5.9x
                                                  -----------------------------------------------------------------------

RESTUBBED TABLE



                                        Enterprise Value(2)/
                                     -------------------------
                                               EBITDA
                         Enterprise  -------------------------
        Company            Value(2)  LTM       1997E     1998E
        -------            --------  ---       -----     -----
Industrial Distribution
 Companies
------------------------
Barnes Group, Inc.         $613      7.0x      6.6x      6.3x
BMC West Corp.             $249      6.8x      6.1x      5.4x
Applied Industrial
 Technologies, Inc.(5)     $520      8.2x      8.1x      6.9x
Cameron Ashley Building
 Products, Inc.            $218      7.0x      6.2x      5.6x
Hughes Supply, Inc.        $686      9.2x      8.2x      7.4x
Lawson Products, Inc.      $268      7.2x      7.2x      6.9x
NCH Corporation            $408      5.5x      5.4x      5.1x
Rexel Inc.                 $548      8.4x      7.0x      6.3x
                           -----------------------------------
                                     7.4x      6.8x      6.2x
                                     7.1x      6.8x      6.3x
                                     9.2x      8.1x      7.4x
                                     5.5x      5.4x      5.1x
                           -----------------------------------


----------
 *  Denotes an unaccounted for transaction.
(1) Equity Market Value = Total Shares Outstanding (calculated by the treasury method) * Current Common Stock Price.
(2) Enterprise Value = Equity Market Value + Market Value of Preferred + Total Debt (principal amount) + Minority Interest - Unrestricted Cash and Marketable Securities
(3) Latest Twelve Months as of 3/31/97.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

Page A-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)

                                                       Total Debt/                               LTM
                              S&P Senior            Capitalization       Total Deb/   LTM       EBITDA-             Dividend Payout
                              Unsecured     Total ---------------------     LTM      EBITDA     Capex/   Dividend  ---------------
                  Company   Credit Rating   Debt   Book(1)   Market(2)    EBITDA   Interest   Interest     Yield    EPS      ATCF(3)
                  -------   -------------   ----  --------   ----------   ------   --------   --------     -----    ---      -------
Industrial Distribution
 Companies
Barnes Group, Inc.              NR/NR       $ 81  32.5%       12.7%       0.9x       17.5x    17.5x      6.6%      97.1%    55.2%
Applied Industrial
 Technologies, Inc.(5)          NR/NR       $ 98  40.1%       38.2%       2.7x        3.8x     3.8x       NA         NM       NM
Bearings, Inc.                  NR/NR       $ 89  31.0%       16.7%       1.4x        9.9x     9.9x      1.6%      26.9%    18.4%
Cameron Ashley Building
 Products, Inc.                 NR/NR       $ 79  44.9%       35.8%       2.6x        7.3x     7.3x       NA         NM       NM
Hughes Supply, Inc.             NR/NR       $227  44.9%       32.8%       3.1x        5.5x     5.5x      0.9%      11.1%     7.8%
Lawson Products, Inc.           NR/NR       $  0   NM           NM         NM          NM       NM       2.0%      28.8%    23.9%
NCH Corporation                 NR/NR       $  6   1.9%        1.1%       0.lx         NM       NM       1.9%      47.8%    36.0%
Rexel Inc.                      NR/NR       $ 77  27.2%       13.6%       1.2x       11.7x    11.7x      N/A         NM       NM

                                   ------------------------------------------------------------------------------------------------
                                    Mean:         31.8%       21.6%       1.7x        9.3x     9.3x      2.6%      42.3%    28.3%
                                    Median:       32.5%       16.7%       1.4x        8.6x     8.6x      1.9%      28.8%    23.9%
                                    High:         44.9%       38.2%       3.1x       17.5x    17.5x      6.6%      97.1%    55.2%
                                    Low:           1.9%        1.1%       0.1x        3.8x     3.8x      0.9%      11.1%     7.8%
                                   ------------------------------------------------------------------------------------------------

----------
 *  Denotes an unaccounted for transaction.
(1) Book Capitalization = Total Debt + Common Book Equity + Preferred (at liquidation preference) + Minority Interest.
(2) Market Capitalization = Total Debt + Common Equity Market Value + Preferred Market Value + Minority Interest.
(3) ATCF = After Tax Cash Flow.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

Page A-2

                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)

                                           Equity Market                                                            LTM Return
                                     SB       Value/       5 Year CAGR(2)   5 Year EPS     LTM Return  LTM Return   on Average
                         Ticker  Research    Tangible      ---------------   Projected     on Average  on Average    Invested
        Company          Symbol   Rating   Book Value(1)   EBITDA    EPS    Growth Rate      Equity      Assets     Capital(3)
        -------          ------   ------   -------------   ------    ---    -----------      ------      ------     ----------

Industrial Distribution
  Companies
Barnes Group, Inc.        B          NR       3.7x          14.7%    14.6%        NA          23.8%        9.3%       27.0%
BMC West Corp.            BMCW       NR       1.3x          31.3%      NM         NA           8.8%        1.9%       16.1%
Applied Industrial
 Technologies, Inc.(5)    APZ        NR       2.2x          25.7%    45.8%      17.3%         13.5%        6.4%       23.9%
Cameron Ashley Building
  Products, Inc.          CABP       NR       1.5x          31.1%    18.1%        NA          13.8%        6.1%       21.7%
Hughes Supply, Inc.       HUG        2H       2.5x          58.2%    54.5%      12.5%         14.5%        6.1%       16.1%
Lawson Products, Inc.     LAWS       NR       2.3X           7.0%    11.2%       5.0%         14.1%       12.1%       27.9%
NCH Corporation           NCH        NR       1.7x          (1.4%)   (2.1%)      7.3%         11.6%        6.7%       19.1%
Rexel Inc.                RXL        NR       4.1x            NM       NM         NA          15.6%        7.0%       22.2%
                              ---------------------------------------------------------------------------------------------
                              Mean:           2.4x          23.8%    23.7%      10.5%         14.4%        6.9%       21.8%
                              Median:         2.3x          25.7%    16.4%       9.9%         13.7%        6.5%       22.0%
                              High:           4.1x          58.2%    54.5%      17.3%         22.1%       12.1%       27.9%
                              Low:            1.3x          (1.4%)   (2.1%)      5.0%          9.4%        1.9%       16.1%
                              ---------------------------------------------------------------------------------------------

----------
 *  Denotes an unaccounted for transaction.
(1) Tangible Book Value = Common Equity Book Value - Goodwill.
(2) CAGR = Compounded Annual Growth Rate.
(3) Invested Capital = Total Debt + Common Equity Book Value + Preferred Book Value + Minority Interest + Deferred Income Tax Liability.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

Page A-3

                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)

                                                                       Operating                     LTM(1)Data
                                    LTM(1)  LTM(1)     LTM(1)  LTM(1)   Expenses   ------------------------------------------------
                                   Gross    EBITDA      EBIT    Net     as a % of            Gross
                                   Margin   Margin     Margin   Margin   Sales     Revenues  Profit    EBITDA    EBIT    EBT   NIAC
                                   ------   ------     ------   ------   -----     --------  ------    ------    ----    ---   ----
Industrial Distribution
 Companies
Barnes Group, Inc.                  39.7%    14.5%     10.1%    6.0%     25.2%       603.0    239.2      87.4    60.9   58.0    36.0
Applied Industrial
 Technologies, Inc. (5)             22.3%     5.1%      3.6%    1.5%     17.2%       717.1    159.8      36.6    26.1   17.4    10.7
Bearings, Inc.                      27.3%     5.5%      4.3%    2.2%     21.8%     1,149.9    314.5      63.3    49.9   43.9    25.7
Cameron Ashley Building
 Products, Inc.                     20.8%     4.9%      3.9%    2.0%     15.9%       625.5    130.3      30.9    24.4   20.2    12.5
Hughes Supply, Inc.                 20.8%     4.9%      3.9%    2.1%     15.9%     1,516.1    315.9      74.2    59.3   51.7    32.5
Lawson Products, Inc.               66.5%    14.4%     12.8%    8.0%     52.1%       259.9    172.7      37.3    33.2   35.0    20.7
NCH Corporation                     49.4%     9.6%      7.6%    4.5%     39.8%       769.0    380.2      73.9    58.4   58.5    34.5
Rexel Inc.                          20.7%     5.5%      4.8%    2.5%     15.2%     1,183.5    234.5      65.2    56.9   51.8    29.5
                           --------------------------------------------------------------------------------------------------------
                           Mean:    33.4%     8.1%      6.4%    3.6%     25.4%      $853.0   $244.7     $58.6   $46.1  $42.1   $25.3
                           Median:  24.8%     5.5%      4.6%    2.4%     19.5%       743.1    242.2      64.3    53.4   47.8    27.6
                           High:    66.5%    14.5%     12.8%    8.0%     52.1%     1,516.1    380.2      87.4    60.9   58.5    36.0
                           Low:     20.7%     4.9%      3.6%    1.5%     15.2%       259.9    130.3      30.9    24.4   17.4    10.7
                           --------------------------------------------------------------------------------------------------------
SunSource L.P.                      40.5%     6.2%      4.8%    2.0%     34.2%       633.9    256.6      39.5    30.7   25.0    12.6

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1) Latest Twelve Months as of 3/31/97


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